SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: February 18, 2004

ENVIRONMENTAL ELEMENTS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-10955 (Commission File No.)	52-1303748 (IRS Employer Identification Number)

3700 Koppers Street, Baltimore, Maryland 21227

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (410) 368-7000

Item 12.	Results of Operations and Financial Condition

On February 17, 2004, Environmental Elements Corporation issued a press release setting forth its results for its fiscal quarter ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.6.

Item 7.	Financial Statements and Exhibits

(c) Exhibits. The following exhibit is filed with this report:

Exhibit 99.6—Press release dated February 17, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on February 18, 2004.

ENVIRONMENTAL ELEMENTS CORPORATION

By:	/s/ Lawrence Rychlak

Lawrence Rychlak President & Chief Financial Officer